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                                                                    Exhibit 10.6

        FMC Corporation Salaried Employees' Equivalent Retirement Plan
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             (As amended and restated effective as of May 1, 2001)

     Section 1.  Establishment and Purposes of the Plan.  The FMC Salaried
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Employees' Equivalent Retirement Plan (the "Plan") was established effective
January 1, 1976 by FMC Corporation, a Delaware corporation ("Company"). The purpose of the Plan is to provide employees of the Company and its affiliated companies that have adopted the Plan (collectively, the "Employer") with the retirement benefits they would have received under Part I - Salaried and Non-Union Hourly Employees' Retirement Plan of the FMC Corporation Employees' Retirement Program (the "Salaried Retirement Plan"), but for the limitations of Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"), and but for the fact that amounts an employee defers under the FMC Corporation Non-Qualified Savings and Investment Plan are not pensionable earnings under the Salaried Retirement Plan. This document represents an amendment and restatement of the Plan, effective as of May 1, 2001.

     Section 2.  Participants.  An employee of any Employer who is an active
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participant in the Salaried Retirement Plan will become a "Participant" on the day he or she becomes entitled to an Excess Benefit under Section 3. Once an individual is a Participant, he or she will remain a Participant until his or her entire Excess Benefit has been paid.

     Section 3.  Excess Benefit.  Each employee of an Employer who is an active
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participant in the Salaried Retirement Plan will be entitled to receive an
"Excess Benefit" equal to the amount, if any, by which his or her accrued benefit under the Salaried Retirement Plan is reduced:

          (a)  to comply with the limitations of Section 415 of the Code;

          (b) because his or her pensionable earnings exceed the annual compensation limit under Code Section 401(a)(17), as adjusted (for 2001, $170,000); and

          (c) because deferred compensation is not included in the definition of pensionable earnings under the Salaried Retirement Plan.

If the Participant's Excess Benefit is paid in a form other than the normal form of benefit under the Salaried Retirement Plan, his or her Excess Benefit will be converted to the form of benefit in which it is paid, using the same actuarial assumptions and methods as are used to determine actuarial equivalence under the Salaried Retirement Plan.

     Section 4.  Funding.  The amount of a Participant's Excess Benefit, if any,
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will be determined at the time the Participant becomes entitled to receive a retirement benefit under the Salaried Retirement Plan, or at another time determined by the Committee (as defined in Section 7) in its sole discretion, according to rules of uniform application. Neither the Company nor any Employer is required to segregate on its books or elsewhere any amount to be used to pay Excess Benefits, and no accounts will be maintained for Participants under the Plan. This
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Plan will be unfunded, and Plan benefits will be payable only from the general assets of the Company or any Employer. Each Participant has only the rights of an unsecured creditor of the Company or any Employer, as to his or her Excess Benefit.

     Section 5.  Establishment of Trust. The Company may, in its sole
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discretion, establish a grantor trust in order to accumulate assets to pay Plan obligations. The assets and income of any trust established under this Plan will be subject to the claims of the Company's creditors (and those of any Employer, but only to the extent they are attributable to the contributions of such Employer or required by law) in the event of the Company's (or any Employer's) bankruptcy or insolvency, and the trust document will specifically contain language to that effect, and language specifying the mandatory procedure for the Company to notify the trustee of bankruptcy or insolvency. The establishment or maintenance of a trust will not affect the Company's (or any Employer's) liability to pay Plan benefits, except as and to the extent amounts from the trust are actually used to pay a Participant's Plan benefits. If the Company does establish a trust under the Plan, the Company will determine how much will be contributed to the trust and when, and trust assets will be invested in accordance with the terms of the trust.

A Participant will have no direct or secured claim in any asset of the trust, or in specific assets of the Company or any Employer, and will have the status of a general unsecured creditor for any amounts due under this Plan.

     Section 6.  Payment of Excess Benefit.  Except as described below, a
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Participant's Excess Benefit will be paid to him or her (or, if he or she dies, to his or her beneficiary) at the same time and in the same manner as his or her accrued benefit under the Salaried Retirement Plan. A Participant's beneficiary under this Plan will be the same person or persons as his or her beneficiary under the Salaried Retirement Plan. Except as described below, no Participant will be required or permitted to make any election or designation, including but not limited to a payment election or a beneficiary designation, under this Plan. Instead, each election or designation a Participant makes under the Salaried Retirement Plan will apply to the Participant's Excess Benefit.

Effective for distributions beginning on or after January 1, 1998, a Participant may elect a lump sum distribution of his or her Excess Benefit. A lump sum will be paid as of the last day of the sixth calendar month after the calendar month in which the Participant terminated employment with the Company and all other Employer, or at such other time as the Committee determines.

Effective for distributions beginning on or after August 1, 1999, the Committee may, in its sole discretion, give a Participant the ability to elect a special annuity distribution option whereby the Company will purchase an annuity contract to pay the Participant's Excess Benefit at the same time and in the same manner as his or her accrued benefit under the Salaried Retirement Plan are to be paid.

Notwithstanding anything herein to the contrary, the Committee may on its own initiative authorize the Company to distribute to any Participant (or, if the Participant has died, to his or her designated beneficiary) all or any part of the Participant's Excess Benefit. Payment under the preceding sentence is specifically authorized if there is a change in tax law, a published

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ruling or a similar announcement issued by the Internal Revenue Service, a
Treasury Regulation, a decision by a court of competent jurisdiction involving a Participant or designated beneficiary or a closing agreement involving a Participant, that the Committee determines will cause the Participant to have or recognize income for federal income tax purposes as to Excess Benefits payable under this Plan.

     Section 7.  Administration of the Plan.  This Plan will be administered by
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the FMC Corporation Compensation and Organization Committee (the "Committee").
The Committee has all necessary power to administer the Plan, including the authority and duty to interpret and apply the Plan's terms, adopt any rules or regulations the Committee deems necessary or desirable to operate the Plan, make whatever determinations are permitted or required to maintain or administer the Plan and take any other actions that prove necessary to administer the Plan properly, in accordance with its terms. Any decision of the Committee as to any matter within its authority will be final, binding and conclusive upon the Company, each Employer, and each Participant, former Participant, beneficiary or other person claiming under or through any Participant or beneficiary. An action of the Committee regarding a particular Participant will not be binding on the Committee regarding an action to be taken as to any other Participant. A member of the Committee may be a Participant, but he or she may not participate in any decision that directly affects his or her rights under the Plan, or the computation of his or her Excess Benefit. Each determination required or permitted under the Plan will be made by the Committee in its sole and absolute discretion. The Committee may delegate some or all of its Plan duties or responsibilities.

     Section 8.  Amendment and Termination.  The Company may amend or terminate
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the Plan by action of its Board of Directors, or by action of an officer or
Company employee or committee authorized by the Company's Board of Directors to amend the Plan. Any Employer may terminate its participation in the Plan at any time by appropriate action, in its discretion. The Plan will automatically terminate as to any Employer upon termination of the Employer's participation in the Salaried Retirement Plan. Notwithstanding the foregoing, no Plan amendment or termination may adversely affect the right of a Participant (or of his or her beneficiary) to a benefit accrued under this Plan before the date the amendment is adopted or effective, whichever is later.

     Section 9.  Employment.  Nothing in this Plan will be deemed to give any
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person the right to remain in the employ of the Company, any Employer or any of its affiliates, or affect the right of the Company, any Employer or any of its affiliates to terminate or change the terms of any Participant's employment, with or without cause. By accepting any payment under this Plan, each Participant, former Participant and designated beneficiary and each person claiming under or through a Participant, former Participant or designated beneficiary, is conclusively bound by any action or decision taken or made under the Plan by the Committee, the Company or any Employer.

     Section 10.  Withholding for Taxes.  Notwithstanding anything contained in
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this Plan to the contrary, any Employer will withhold from any distribution or deferral under the Plan whatever amount or amounts it is required to withhold to comply with the tax withholding

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provisions of the Code or any state income tax act for purposes of paying any income, estate, inheritance, employment or other tax attributable to any amounts distributable under the Plan.

     Section 11.  Immunity of Committee Members.  The members of the Committee
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may rely upon any information, report or opinion supplied to them by any officer of an Employer or any legal counsel, independent public accountant or actuary, and will be fully protected in relying on any such information, report or opinion. No member of the Committee will have any liability to the Company, any Employer or any Participant, former Participant, beneficiary, person claiming under or through any Participant or beneficiary, or other person interested or concerned in connection with any Plan decision made by that member of the Committee, so long as the decision was based on any such information, report or opinion, and the Committee member relied on it in good faith.

     Section 12.  Action by Employer.  Any action required or permitted to be
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taken under the Plan by an Employer must be taken by its board of directors, by a duly authorized committee of its board of directors, or by a person or persons authorized by its board of directors or an authorized committee.

     Section 13.  Effect on Other Employee Benefit Plans.  Compensation accrued
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under this Plan will not be included in the Participant's compensation or earnings for purposes of computing benefits under any other employee benefit plan maintained or contributed to by the Company or any Employer, except as and to the extent required under the terms of that employee benefit plan or applicable law.

     Section 14.  Non-Alienation of Benefits.  A Participant's rights to Excess
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Benefits under the Plan cannot be granted, transferred, pledged or otherwise assigned, in whole or in part, by the voluntary or involuntary acts of any person, or by operation of law, and will not be liable or taken for any obligation of the Participant. Any attempted grant, transfer, pledge or assignment of a Participant's rights to Plan benefits will be null and void and without any legal effect.

     Section 15.  Employer Liability.  Each Employer is liable to pay the Plan
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benefits earned or accrued for its eligible employees who are Participants.
With the consent of the Company's Board of Directors (or of a duly appointed delegate of the Board of Directors), any Employer may assume any other Employer's Plan liabilities and obligations. To the extent that an Employer assumes another Employer's Plan liabilities or obligations, the second Employer will be released from any continuing obligation under the Plan. At the Company's request, a Participant, former Participant or designated beneficiary will sign any documents reasonably required by the Company to effectuate the purposes of this Section 15.

     Section 16.  Notices.  Any notice required to be given by the Company, an
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Employer or the Committee must be in writing and must be delivered in person, by registered mail, return receipt requested, or by regular mail, telecopy or electronic mail. Any notice given by mail will be deemed to have been given on the date it was mailed, correctly addressed to the last known address of the person to whom the notice is to be given.

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     Section 17.  Gender, Number and Headings.  Except where the context
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otherwise requires, in this Plan the masculine gender includes the feminine, the feminine includes the masculine, the singular includes the plural, and the plural includes the singular. Headings are inserted for convenience only, are not part of the Plan, and are not to be considered in the Plan's construction.

     Section 18.  Controlling Law.  The Plan will be construed according to the
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internal laws of Delaware to the extent they are not preempted by any applicable federal law.

     Section 19.  Successors.  The Plan is binding on all persons entitled to
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benefits under it, on their respective heirs and legal representatives, on the
Committee and its successor, and on any Employer and its successor, whether by way of merger, consolidation, purchase or otherwise.

     Section 20.  Severability.  If any provision of the Plan is held to be
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illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of the Plan, and the Plan will be enforced and administered, from that point forward, as if the invalid provisions had never been part of it.

     Section 21.  Subsequent Changes.  All benefits to which any Participant,
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beneficiary or other person is entitled under this Plan will be determined according to the terms of the Plan as in effect when the Participant ceases to be an employee for purposes of the Salaried Retirement Plan, and will not be affected by any subsequent changes in Plan provisions, unless the Participant again becomes an employee, or unless and to the extent the subsequent change expressly applies to the Participant, his or her beneficiary, or other person claiming through or on behalf of the Participant or beneficiary.

     Section 22.  Benefits Payable to Minors, Incompetents and Others.  If any
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benefit is payable to a minor, an incompetent, or a person otherwise under a legal disability, or to a person the Committee reasonably believes to be physically or mentally incapable of handling and disposing of his or her property, the Committee has the power to apply all or any part of the benefit directly to the care, comfort, maintenance, support, education or use of the person, or to pay all or any part of the benefit to the person's parent, guardian, committee, conservator or other legal representative, to the individual with whom the person is living, or to any other individual or entity having the care and control of the person. The Plan, the Committee, the Company and any Employer and their employees and agents will have fully discharged their responsibilities to the Participant or beneficiary entitled to a payment by making payment under this Section 22.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed in its name and behalf as of this 1st day of May, 2001.

                                   FMC CORPORATION

                                   By: /s/ Michael W. Murray
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                                   Its: Vice President -- Human Resources
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